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                                  EXHIBIT 10.19
                   FORM OF SOFTWARE BUSINESS PARTNER AGREEMENT

                             SALESLOGIX CORPORATION

                       SOFTWARE BUSINESS PARTNER AGREEMENT


THIS AGREEMENT is made and entered into on ______________________, 199 _, by and between SALESLOGIX CORPORATION, a Delaware corporation (hereinafter referred to as "Vendor"), with its principal office currently located at 8800 North Gainey Center Drive, Suite 200, Scottsdale Arizona, 85258, USA, and

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                             (Business Partner Name)

(hereinafter referred to as "Business Partner"), who conducts business as (please check applicable box)

/ /      a sole proprietorship

/ / a general partnership organized under the laws of the State of whose General Partner(s) is/are


/ / a limited partnership organized under the laws of the State of whose General Partner(s) is/are

/ /      a corporation organized under the laws of the State of

/ /      other (identify in detail)

with its principal place of business currently located at:

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                                    (Address)

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                                    (Address)

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      (City)                      (State/Province)               (Zip Code)

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 (Telephone Number)                                          (Country)

Vendor desires to distribute certain proprietary and licensed computer software programs and related documentation and other materials ("Products"). Business Partner desires to obtain the right to order Products from Vendor and act as an independent marketer/consultant and reseller of Vendor's Products.

1.       GRANT OF LICENSE

         1.1. DISTRIBUTION LIMITATIONS - Business Partner shall market, distribute, and license the Products only to end-users ("Customers") for their own internal use and not for resale. Business Partner shall not authorize or appoint any dealers, agents, representatives, sub-distributors, original equipment manufacturers, value added resellers, systems integrators, or other third parties to distribute or sub-license the Products. Business Partner shall provide each Customer with the original Vendor licenses included in the Product materials.

         1.2. COPYRIGHT, TRADEMARK AND PROPRIETARY NOTICES - Business Partner agrees not to remove any copyright notices, trademark notices or any confidential or proprietary legends from any Products. Business Partner agrees to reproduce all notices on any copies or modifications of Products as permitted herein. All materials containing Product names must contain applicable trademark notices. No reproduction of Products or any part thereof may be made without the prior written permission of the Vendor signed by an officer of Vendor. Business Partner will not publish, nor cause or permit to be published, any advertising referring in any way to Vendor or Products without the prior written permission of the Vendor signed by an officer of Vendor.
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         1.3.     LICENSE LIMITATIONS - No ownership right is granted to
                  Business Partner in any intellectual property relating to the Products. No right is granted for Business Partner to replicate, produce, copy, or alter the Products. No right is granted for Business Partner to use, distribute, rent, lease, lend, supply, or market the Products, except as expressly provided for in this Agreement. Business Partner shall not decompile, disassemble, or reverse engineer the Products.



2.       VENDOR'S RESERVED RIGHTS

         2.1. NONEXCLUSIVITY; OTHER DISTRIBUTION - Business Partners rights to distribute Products hereunder are nonexclusive. Vendor reserves the right from time to time and in its sole discretion to increase or decrease the number of authorized Business Partners of the Products, and to distribute the Products using its own personnel or independent sales representatives, or via any other distribution channel.

         2.2. DISCONTINUING PRODUCTS - Vendor reserves the right, at any time, to discontinue distribution of any or all Products or versions of Products, or to discontinue support, maintenance, or the provision of new versions, updates, or corrections for any Product without liability.

         2.3. PRODUCT MODIFICATIONS - Vendor reserves the right, at any time, to make such modifications to the Products as it sees fit in the operation, performance, or functionality of the Products.

         2.4. END USER - Vendor reserves the right, with the consent of the Customer, to intervene and take required measures to ensure that the sales or implementation process is performed at Vendor satisfaction.

3.       PRODUCT ORDERS AND SUPPLY

         3.1. ACCEPTANCE BY VENDOR - All orders placed with Vendor for Products shall be subject to acceptance by Vendor, in its sole good faith discretion, at its principal place of business.

         3.2. DELIVERY SCHEDULE AND DELAYS - Vendor shall not be liable for any damages to Business Partner or to any other person for Vendor's failure to fill any orders or for any delay in delivery or error in filling orders for any reason whatsoever. Vendor reserves the right to apportion Products in its sole discretion when demand exceeds available supply.

         3.3. PARTIAL SHIPMENTS - Unless Business Partner clearly directs otherwise, Vendor may make partial shipments against Business Partner orders due to Product availability, which shipments shall be separately invoiced and paid by Business Partner upon shipment, without regard to subsequent shipments.

         3.4. VENDOR CANCELLATION - Vendor reserves the right to cancel or delay shipment of any orders placed by Business Partner and accepted by Vendor, if Business Partner (a) fails to make any payment as provided in this Agreement; (b) fails to meet reasonable financial and Certification Program requirements established by Vendor, or (c) otherwise fails to comply with the terms and conditions of this Agreement.

         3.5. SHIPMENT - All Products will be shipped F.O.B. point of manufacture. All shipments will be made with shipping charges prepaid by Vendor, and unless otherwise directed by Business Partner, Vendor shall select a common carrier. Vendor shall not bear any liability regarding delivery by that carrier. Costs for shipment shall be included in the invoice price. Risk of loss shall be borne by Business Partner upon delivery of the Products to the carrier for shipment.

4.       PRICES AND PAYMENTS FOR PRODUCT  LICENSES

         4.1. BUSINESS PARTNER PRICE - Business Partner shall be entitled to receive Business Partner pricing as specified in the Business Partner Discount Schedule and the Price List published by Vendor and in effect at the time of the order. Prices or discounts as offered are subject to change without prior notice. All orders for Vendor's products must have a confirming purchase order number from Business Partner.

         4.2. PAYMENT - Payment for Products shall be due and paid prior to shipment of Products, except as otherwise agreed by Vendor and Business Partner. Vendor reserves the right, in its discretion, and upon satisfactory completion by Business Partner of Vendor's credit review, to grant payment terms to Business Partner.

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         4.3.     END-USER PRICES - Business Partner shall have sole and
                  absolute discretion to determine its own retail prices for the Products.

5.       OTHER OBLIGATIONS OF BUSINESS PARTNER

         5.1. MARKETING - Business Partner shall use its best efforts to promote and market the Products. Business Partner shall provide sufficient qualified staff to carry out its obligation to actively market and solicit sales of Products. Business Partner will include a representative listing of all Products in applicable catalogs and published price lists. Business Partner will display and demonstrate appropriately configured Products. Business Partner shall have at least one (1) certified individual competent to demonstrate each Product. Business Partner shall pursue all marketing leads received from Vendor in accordance with established Vendor procedures.

         5.2. PRODUCT APPLICABILITY - Business Partner assumes sole responsibility for the selection and recommendation of the Products to achieve the desired results and business purposes of Customers.

         5.3. VENDOR PACKAGING - Business Partner will distribute Software Products as shipped by Vendor, with all packaging, documentation, warranties, disclaimers, registration cards, and license agreements intact.

         5.4. PRODUCTION COPYING - Business Partner shall not under any circumstances make any copies of the Products without Vendor's prior written permission.

         5.5. NOTIFICATION OF PRODUCT ERRORS AND OMISSIONS - Business Partner shall identify and promptly inform Vendor of any design or programming errors or omissions in the Products of which it becomes aware and consult with Vendor regarding necessary corrections and or modifications.

         5.6. CUSTOMER LICENSE ENFORCEMENT - Business Partner shall use its best efforts to assist Vendor in the protection of Vendor's legal rights and to enforce the end user license agreements relating to the Products. Business Partner shall cooperate fully with Vendor in any action by Vendor in the event of an actual or threatened violation of Vendor's proprietary rights by any person or entity.

         5.7. MARKETING PRACTICES - Business Partner shall (a) perform its duties in a manner that will preserve the reputation and promote the goodwill, name, and interests of Vendor and the Products; (b) avoid deceptive, misleading, or unethical practices that are or might be detrimental to Vendor, Products or the public, including but not limited to disparagement of Vendor or Products; (c) make no false or misleading representation with respect to the Products or Vendor; (d) not publish or use any misleading or deceptive advertising material; and (e) make no representations with respect to the Products or Vendor that are inconsistent with the literature distributed by the Vendor, including all warranties, disclaimers, and support policies contained in such literature.

         5.8. BUSINESS PRACTICES - Business Partner shall perform its duties in compliance with all applicable laws and shall hold Vendor harmless and indemnify Vendor for, from and against any loss, claim, damage, liability, or expense, including reasonable attorney's fees, arising from any violation of law by Business Partner.

         5.9. USE OF SALESLOGIX SYSTEM- Business Partner shall utilize the "SalesLogix System" to obtain and report on leads generated by Vendor.

         5.10. BUSINESS PARTNER CERTIFICATION - See Exhibit _ for levels of certification.

6.       VENDOR SUPPORT OBLIGATION

         6.1. PRODUCT PERFORMANCE - Vendor will use its reasonable efforts to make the Products perform substantially in accordance with the product description set forth in the relevant Documentation that accompanies the Products, as it may exist from time to time. However, Business Partner acknowledges that inevitably some errors may exist in the Products, and the presence of such errors shall not be a breach of this provision.

         6.2. BUSINESS PARTNER TECHNICAL SUPPORT - Business Partner will be given access to Vendor's technical support telephone line, along with access authorization for technical support. On-site technical support may be provided by Vendor on a case-by-case basis at Vendor's then-current fees or for a fee mutually agreed to by Business Partner.

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7.       INDEMNIFICATION

         7.1. AUTHORITY - Vendor warrants that the licensing of the Products to Customers for commercial use will not infringe or violate any copyright, patent, trade secret, trademark, or proprietary right existing under the laws of the United States or any state or territory thereof of any other person or entity.

         7.2. VENDOR INDEMNIFICATION - Vendor agrees, for as long as copies of the Products sold by Business Partner are in use by Customers licensed by Business Partner, to indemnify and hold Business Partner harmless for, from and against any loss, claim, damage, liability, expense, or cost, including reasonable attorneys' fees, arising out of any claim, demand, or suit to the extent a Product violates any copyright, patent, trade secret, trademark, or proprietary right existing under the laws of the United States or any state or territory thereof, provided that such indemnity shall not apply if the violation arises out of use of the Products in combination or in connection with other products or components, and such violation would not have existed from use of the Products on a stand-alone basis ("Claim").

         7.3.     INDEMNIFICATION TERMS - The indemnification obligation in
                  Section 8.2 shall be effective only if: (1) Business Partner is not in default of its payment obligations to Vendor, (2) Business Partner has given prompt notice of the Claim and permitted Vendor to control the defense and settlement, if any, and (3) Business Partner has reasonably cooperated in the defense of the claim. To reduce or mitigate damages, Vendor may at its own expense procure the right for Business Partner to continue licensing and distributing the Product or replace it with a non-infringing product. If Vendor supplies a non-infringing update or version of the Product, Business Partner shall promptly supply the same to its Customers and install the same at its Customer locations. If, in its judgment, Vendor deems that, due to the Claim or for any other reason, it is not in Vendor's interest to continue distributing the Products, Vendor, without breaching this Agreement, may terminate the distribution of any or all of the Products.

         7.4. BUSINESS PARTNER INDEMNIFICATION - Business Partner will defend and indemnify Vendor for, from and against, and hold Vendor harmless from, any and all losses, claims, damages, liabilities and expenses, including reasonable attorney fees and costs of litigation, resulting from any improper acts or omissions by Business Partner relating to its activities in connection with this Agreement, or any material breach by Business Partner of any of its obligations under this Agreement, misrepresentations relating to Vendor, Products, or this Agreement. Business Partner shall be solely responsible for any claims, warranties, or representations made by Business Partner or Business Partner's employees or agents which differ from the warranty provided by the Vendor in the Customer License, included by Vendor with Products. Vendor shall have no obligation to Business Partner to defend or satisfy any claims made against Business Partner that arise from the use, marketing, licensing, or disposition of the Products by Business Partner that is not expressly authorized by this Agreement.

8.       LIMITED WARRANTY POLICY

         8.1. Vendor warrants that all materials furnished by Vendor pursuant to this Agreement constitute an accurate manufacture of such Vendor product at the time of purchase and that Vendor will replace any such Vendor material found to be thus defective, provided such defect is found within ninety (90) days of purchase by Business Partner. The defective materials (including the original distribution program diskettes) must be returned to Vendor at Business Partner's expense, and the Business Partner must obtain a Return Merchandise Authorization number (an R.M.A. number) from Vendor before sending materials to Vendor. The R.M.A. number must appear on the outside of the package that is returned to Vendor.

         Provided Business Partner has complied with this Section 9.1, all software found to have a diskette media defect will be repaired or replaced by Vendor at no charge if it is reported to Vendor within ninety (90) days of purchase by Business Partner. Repairs or replacements requested after the warranty period will be subject to a handling charge which may include cost of materials and charges for labor.

         THE ORIGINAL DISTRIBUTION PROGRAM DISKETTE(S) IN RECOGNIZABLE FORM WILL
                  BE REQUIRED IN ORDER TO RECEIVE REPAIRS OR REPLACEMENTS.

         8.2. VENDOR MAKES NO WARRANTIES OTHER THAN THOSE CONTAINED HEREIN. Business Partner acknowledges that Vendor's sales literature is intended to be descriptive only and does not create any warranties. Any oral or written representations made by Business Partner, and/or Business Partner's employees and/or agents to any customers of Business Partner shall not be binding on Vendor, unless such representation is limited to the express warranties set forth in Section 9.1 above. In the event Business Partner, and/or any employee, agent or

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                  representative of Business Partner makes any representation which exceeds the scope of any of said warranties, Business Partner agrees to indemnify Vendor to the fullest extent permitted by Section 8 hereof.

         8.3. THE VENDOR MAKES NO EXPRESS, IMPLIED OR STATUTORY REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE. VENDOR SHALL NOT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, SUCH AS LOSS OF PROFITS, INCREASED OR DUPLICATE COSTS, LOSS OF SAVINGS OR INABILITY TO USE THE SOFTWARE RESULTING THEREFROM, EVEN IF VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER THROUGH VENDOR'S NEGLIGENCE OR NOT. VENDOR SHALL NOT BE LIABLE FOR ANY CLAIM OR DEMAND AGAINST BUSINESS PARTNER BY ANY OTHER PARTY, EXCEPT TO THE EXTENT PROVIDED IN THIS AGREEMENT. VENDOR SHALL NOT BE LIABLE FOR ANY WRITTEN OR ORAL REPRESENTATIONS REGARDING PRODUCTS MADE BY BUSINESS PARTNER, ITS EMPLOYEES, AGENTS OR REPRESENTATIVES. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF IMPLIED WARRANTIES OR LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATIONS OR EXCLUSIONS MAY NOT APPLY TO THE BUSINESS PARTNER. IN SUCH CASES, VENDOR'S LIABILITY SHALL BE LIMITED TO REFUND OF THE PRICE PAID TO VENDOR FOR THE SPECIFIC PRODUCT. THE REMEDIES SPECIFIED HEREIN ARE EXCLUSIVE.

         8.4. Vendor shall not have any warranty obligation whatsoever where Vendor's Product has been subjected to physical abuse or used in defective or noncompatible equipment.

9.       ADDITIONAL LIMITATIONS OF LIABILITY

         9.1. NO ACTION, REGARDLESS OF FORM, MAY BE BROUGHT AGAINST VENDOR BY THE BUSINESS PARTNER MORE THAN TWO YEARS AFTER THE CLAIM HAS ARISEN.

         9.2. ALL LIMITATIONS UPON THE BUSINESS PARTNER'S REMEDIES ARE PART OF THE BARGAIN BETWEEN THE VENDOR AND THE BUSINESS PARTNER. THE BUSINESS PARTNER ACCEPTS THE ALLOCATIONS OF RISK SET FORTH IN THIS AGREEMENT AND ACKNOWLEDGES THAT THE ALLOCATIONS OF RISKS ARE IN EXCHANGE FOR OTHER ECONOMIC BENEFITS TO BUSINESS PARTNER.

10.      CONFIDENTIALITY

         10.1. NON-DISCLOSURE - Each party acknowledges that it will receive confidential information from the other party relating to technical, marketing, product, and business matters. Each party agrees that all confidential information of the other party shall be held in strict confidence and shall not be disclosed or used without express written consent of the other party. Confidential information shall not include any information already in the possession of a party or received without violation of this Agreement or of confidentiality obligations of the person or entity providing such information, or information which is independently developed by a party, is in the public domain, or has otherwise been released without restriction by the party claiming confidentiality. Notwithstanding the foregoing, Business Partner agrees that any sales leads provided to it by Vendor shall be deemed confidential information and shall be used by Business Partner solely for purposes of this Agreement.

11.      TERM AND TERMINATION

         11.1. This Agreement becomes effective as of the day and year it is countersigned by an office of Vendor. Except as otherwise provided herein, the initial term of this Agreement shall be for a period of one year. This Agreement may be terminated by the Vendor (i) immediately if Business Partner violates or fails to comply with any of the terms of this Agreement; or
                  (ii) upon thirty (30) days written notice from Vendor for any reason. Upon termination, Business Partner will cease marketing, selling or distributing Vendor Product(s) and return all Products and other Vendor materials to Vendor within seven (7) days of termination, at the expense of Business Partner. Subject to the termination provisions set forth above, this Agreement shall be automatically renewed from year to year thereafter upon compliance with the provisions of Appendix A - Business Partner Discount, unless either party is otherwise notified by the other in writing of the intent to terminate not later than thirty (30) days prior to the date of this Agreement would otherwise be renewed.

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         11.2.    FINANCIAL OBLIGATIONS - In the event that Business Partner fails to maintain a satisfactory credit rating or financial condition or if Vendor reasonably concludes that, for any reason, Business Partner is or will become unable to discharge its obligations hereunder, Vendor may terminate this Agreement immediately upon written notice.

         11.3. BANKRUPTCY - In the event of a filing by or against either party of a petition for relief under the United States Bankruptcy Code or any similar petition under the insolvency laws of any jurisdiction, which in the case of a filing against the party is not dismissed in sixty (60) days, or in the event that either party shall make an assignment for the benefit of creditors, permit any attachment on a substantial portion of its assets to remain undissolved for a period of sixty (60) days, or discontinue the business operations relevant to this Agreement, then the other party may immediately terminate this Agreement upon written notice.

         11.4. OBLIGATIONS UPON TERMINATION - Upon termination of this Agreement, and except as otherwise provided in this Agreement:

                  11.4.1. The license granted to Business Partner by this Agreement shall be terminated immediately; Business Partner shall make no further use of all or any part of the Products or any confidential information received from Vendor, except that Vendor at its option shall either (1) permit Business Partner to sell some or all of its then existing inventory of Products to Customers or (2) direct Business Partner to return to Vendor or ship to such person or entity as Vendor may specify (at Business Partner's cost and risk for shipping) some or all of such inventory for a refund of the amount paid for such inventory;

                  11.4.2. Business Partner shall cease any public statements or representations that it is an authorized Business Partner or that it is in any way involved with Vendor, and shall immediately cease use of any trademark, service mark, or trade name of Vendor; and

                  11.4.3. Any support fee or other service or support revenues relating to Products that are accrued or are received by Business Partner after termination shall be turned over to, shall be the property of, and may be collected by Vendor or such person or entity as Vendor may designate;

         11.5. SURVIVAL OF CERTAIN PROVISIONS - Sections 8, 9, 10, 11 and 12 shall survive the termination of this Agreement, and termination shall not relieve either party of the obligation to pay any amount due to the other.

         11.6. CUSTOMER RIGHTS ON TERMINATION - It is understood and agreed that no termination of this Agreement, whatever the cause thereof, shall in any way terminate, restrict, limit, or affect in any way the right of any authorized Customer to utilize the Products in accordance with the terms of the applicable Customer License Agreement(s).

12.      GENERAL PROVISIONS

         12.1. RELATIONSHIP OF PARTIES - This Agreement does not make either party the employee, agent or local representative of the other for any purpose whatsoever. Neither party is granted any right or authority to assume or to create any obligation or responsibility, expressed or implied, on behalf of or in the name of the other party. In fulfilling its obligations pursuant to this Agreement, each party shall be acting as an independent contractor.

         12.2. ENTIRE AGREEMENT - This Agreement, including any Appendix attached to this Agreement, states the entire agreement between the parties on the subject matter hereof and supersedes all prior negotiations, understandings and agreements between the parties concerning the subject matter. No amendment or modification of this Agreement shall be made except by a writing signed by both parties.

         12.3. NO WAIVER - The failure of either party to exercise any right or the waiver by either party of any breach, shall not prevent a subsequent exercise of such right or be deemed a waiver of any subsequent breach of the same of any other term of the Agreement.

         12.4. NOTICE - Any notice required or permitted to be sent hereunder shall be in writing and shall be sent in a manner requiring a signed receipt, such as Federal Express, courier delivery, or if mailed, registered or certified mail, return receipt requested. Notice is effective upon receipt. Notice of Vendor shall be addressed as set forth below or such other person or address as Vendor may designate:

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         SalesLogix Corporation
         8800 North Gainey Center Drive, Suite 200
         Scottsdale, AZ  85258 USA
         Attn:  Business Partner Administration

         Notice to Business Partner shall be addressed as specified in Appendix A.

         12.5. PARTIAL INVALIDITY - Should any provision of this Agreement be held to be void, invalid, or inoperative, the remaining provisions of this Agreement shall not be affected and shall continue in effect as though such provisions were deleted.

         12.6. FORCE MAJEURE - Neither party shall be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, shortages of materials or supplies, or any other cause beyond the control of such party ("Force Majeure"), provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses its best efforts to cure the delay. In the event of such Force Majeure, the time for performance or cure shall be extended for a period equal to the duration of the Force Majeure but not in excess of three (3) months, subject to Vendor's termination rights.

         12.7. ASSIGNMENT - This Agreement may not be assigned by Business Partner, nor any duty hereunder delegated by Business Partner, without the prior written consent of Vendor.

         12.8. TAXES - Business Partner is responsible for payment of any and all applicable taxes, other than Vendor's net income taxes relating, to Products and this Agreement. Orders are subject to applicable sales, use and/or other such taxes unless a resale card is on file with Vendor. In the event Vendor is required to pay any applicable taxes with respect to any order made pursuant to this Agreement, Business Partner shall pay any such taxes, as included on the invoice or otherwise, within thirty (30) days from the shipment date stated on the invoice or, if not included on the invoice, within ten (10) days of presentation of Vendor's statement.

         12.9. INJUNCTIVE RELIEF - The parties recognize that a remedy at law for a breach of the provisions of this Agreement relating to confidential information, or use of Vendors' trademarks, copyrights, and other intellectual property rights, will not be adequate for Vendor's protection, and accordingly Vendor shall have the right to obtain, in addition to any other relief and remedies available to it, injunctive relief to enforce the provisions of this Agreement.

         12.10. HEADINGS - The titles and headings of the various sections and paragraphs of this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever, or to explain, modify, or place any construction upon or on any of the provisions of this agreement.


         12.11. GOVERNING LAW - This Agreement shall be governed and interpreted in accordance with the substantive law of the State of Arizona.

         12.12. EXCLUSIVE JURISDICTION AND VENUE - Any legal action brought concerning this Agreement or any dispute hereunder shall be brought only in the courts of the State of Arizona or in the federal courts located in such state. Both parties submit to venue and jurisdiction in these courts.

13.      EXECUTION IN COUNTERPARTS

         13.1. The Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts shall be construed together and shall constitute one Agreement.

14.      AUDIT

         14.1. Business Partner agrees to allow a mutually acceptable auditor to audit and analyze appropriate accounting records of Business Partner to insure compliance with this Agreement. Business Partner shall have the right to object to the auditor selected by Vendor for bona fide business reasons and in the event of such an objection, Business Partner will select another auditor mutually acceptable to Vendor. Business Partner's agreement or consent to Vendor's selection of an auditor shall not be unreasonably withheld or delayed. Any such audits shall be permitted by

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                  Business Partner during normal business hours at a time
                  mutually agreed upon between Vendor and Business Partner within a reasonable time after Business Partner's receipt of Vendor's written request to audit. The cost of such an audit shall be borne by Vendor.



So agreed between the parties signing below.



SALESLOGIX CORPORATION                      -----------------------------------
                                            [NAME OF BUSINESS PARTNER]



By:                                         By:
   -------------------------------             --------------------------------
           [Signature]                                    [Signature]

----------------------------------          -----------------------------------
        [Type/Print Name]                            [Type/Print Name]

Title:                                      Title:
      ----------------------------                -----------------------------

Date:                                       Date:
      ----------------------------                -----------------------------

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
                     APPENDIX A - BUSINESS PARTNER DISCOUNT

1.       DISCOUNT

         1.1.     Based on annual revenue goal of $        net to Vendor,
                  Business Partner is entitled to a discount of    % off of the
                  published retail prices for Products shown in the Retail Price List.

         1.2. Business Partner's revenue net to Vendor shall be reviewed semi-annually. If that revenue is sufficient to reasonably assume that the annual revenue goal will be met, Business Partner's discount stated above shall remain in effect. If the revenue is significantly above or below what would be reasonably expected, Vendor reserves the right to adjust Business Partner's discount, with 30 days notice, up or down according to Vendor's then current discounting policies.

         1.3. Business Partner is entitled to a discount of 10% for all Support service and Product Upgrade offerings shown in the Retail Price List. Business Partner shall provide Vendor with the Customer name, a contact, and a phone number for any Customer purchasing Support or Product Upgrade.

2.       NOTICE CONTACT

         2.1. Any notice to Business Partner as required and specified under the terms of this Agreement shall be addressed to:

                  Name:
                           ----------------------------------------------------

                  Company:
                           ----------------------------------------------------

                  Address:
                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------

                           ----------------------------------------------------
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                       APPENDIX B - PRODUCT AUTHORIZATIONS